Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
NOTE 13 - Subsequent Events

In August, the Company sold 720,000 shares of common stock and received net proceeds of $137,428. The Company issued the placement agent five-year warrants to purchase 32,900 shares of common stock at $0.20 per share.

In January 2013, the Company made a payment of $25,000 to a holder of a Bridge Note. Of this amount, $21,040 was allocated to the outstanding principal, and $3,960 was allocated to accrued interest. The remaining principal balance owed to this individual is $36,658 and this principal amount remains past due at this time.

In January 2013, an amendment was executed to the Letter of Intent to acquire the assets of Sequence, LLC, extending the expiration date to March 15, 2013. As of the date of this report, the Letter of Intent has expired, but the parties to the Letter of Intent are moving forward with the acquisition transaction.

In January 2013, the Board of Directors approved the issuance of up to $500,000 in additional 10% Senior Secured Bridge Notes to be issued in conjunction with the expected closing of the acquisition of the assets of Sequence, LLC. As of the date of this report, the Company issued $200,000 in additional 10% Senior Secured Bridge Notes that are due April 15, 2013, and contain the same rights and privileges as the new Bridge Notes discussed in Note 6.

As of the date of this report, the acquisition transaction is not complete and the 750,000 shares of the Company’s common stock have not been issued.